                                                         OMB APPROVAL
                                               OMB Number:            3235-0059
                                               Expires:        January 31, 2008
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                                               hours per response...........14.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. ______________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                               JANUS ASPEN SERIES
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

                 151 Detroit Street, Denver, Colorado 80206-4805
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                  303-333-3863
                                  ------------
                (Registrant's Telephone No., including Area Code)

 Stephanie Grauerholz-Lofton -- 151 Detroit Street, Denver, Colorado 80206-4805
 ------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

--------------------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         3) Filing Party:

--------------------------------------------------------------------------------
         4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
SEC 1913 (04-05)

FOR SHAREHOLDERS OF
JANUS ASPEN MID CAP VALUE PORTFOLIO
                                                                    (JANUS LOGO)

                                                                          , 2008

Dear Shareholder:

     The Board of Trustees for your Portfolio is requesting that you vote on a proposal to approve a new subadvisory agreement between your Portfolio's investment adviser, Janus Capital Management LLC ("Janus Capital"), and your Portfolio's current subadviser, Perkins, Wolf, McDonnell and Company, LLC ("PWM"). The proposed new subadvisory agreement will be substantially similar to the current subadvisory agreement in place for your Portfolio. The proposal arises because Janus Capital, which currently owns a 30% interest in PWM, has entered into an agreement to acquire an additional 50% interest in PWM. Under applicable law, that transaction could result in a change in control of PWM that would cause an automatic termination of the current subadvisory agreement. We are therefore seeking your approval of a new agreement so that PWM can continue to serve as your Portfolio's subadviser.

     The Board of Trustees for your Portfolio is also requesting that you vote on a proposal to approve an amended and restated investment advisory agreement between your Portfolio and its investment adviser, Janus Capital. The proposed amended and restated investment advisory agreement will make Janus Capital, rather than your Portfolio, responsible for paying PWM for its services as subadviser, which would be in line with industry standard regarding payment of subadvisory fees and will also allow Janus Capital to move to a more cohesive operating platform with respect to the payment structure for its subadvised funds. This proposed change does not change the management fee rate for your Portfolio. All other terms of the amended and restated investment advisory agreement will be substantially similar to the current investment advisory agreement in place for your Portfolio.

     These proposals will be presented to shareholders at a Special Meeting of
Shareholders to be held [          , 2008]. For additional details about the
proposals, please read the Questions and Answers section at the beginning of the enclosed Proxy Statement, as well as the entire Proxy Statement.

     THE INDEPENDENT TRUSTEES OF THE PORTFOLIO BELIEVE THE PROPOSALS ARE IN THE BEST INTEREST OF SHAREHOLDERS AND HAVE RECOMMENDED THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED NEW SUBADVISORY AGREEMENT AND THE PROPOSED AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT.

     You can vote in one of four ways:

     - BY MAIL with the enclosed proxy card;
     - BY INTERNET through the website listed in the proxy voting instructions;
     - BY TELEPHONE by calling [1-          ] and following the recorded
       instructions; or
     - IN PERSON at the Special Meeting of Shareholders on [          , 2008].

     Your vote is extremely important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the
proposals, please call our proxy solicitor, [          ], at [1-          ].

     Thank you for your consideration of these important proposals. We value you as a shareholder and look forward to our continued relationship.

                                       Sincerely,

                                       /s/ Robin C. Beery

                                       Robin C. Beery
                                       President and Chief Executive Officer of
                                       Janus Aspen Series

                               JANUS ASPEN SERIES

                      JANUS ASPEN MID CAP VALUE PORTFOLIO

                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that a Special Meeting of Shareholders of Janus Aspen Mid Cap Value Portfolio (the "Portfolio"), a series of Janus Aspen Series (the "Trust"), has been called to be held at the JW Marriott Hotel, 150 Clayton
Lane, Denver, Colorado 80206, on [          ], 2008, at [10:00 a.m.] Mountain
Time (together with any adjournments or postponements thereof, the "Meeting"). At the Meeting, shareholders of the Portfolio will be asked to vote on the proposals set forth below and to transact such other business, if any, as may properly come before the Meeting.

     Proposal 1:    To approve a new subadvisory agreement between Janus Capital
                    Management LLC ("Janus Capital"), the Portfolio's investment adviser, and Perkins, Wolf, McDonnell and Company, LLC, the
                    Portfolio's current subadviser.

     Proposal 2:    To approve an amended and restated investment advisory
                    agreement between the Trust, on behalf of the Portfolio, and Janus Capital, to reallocate the obligation to compensate any subadviser engaged by Janus Capital.

     Shareholders of record of the Portfolio, as of the close of business on
[          , 2008], will receive notice of the Meeting and will be entitled to vote at the Meeting.

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TO TAKE ADVANTAGE OF THE INTERNET OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE ENCLOSED PROXY CARD(S). IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                       By order of the Board of Trustees,

                                       /s/ Robin C. Beery

                                       Robin C. Beery
                                       President and Chief Executive Officer of
                                       Janus Aspen Series

          , 2008

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

    REGISTRATION                              VALID SIGNATURE
    ------------                              ---------------
    Corporate Account
      (1) ABC Corp.                           ABC Corp.
      (2) ABC Corp.                           John Doe, Treasurer
      (3) ABC Corp. c/o John Doe,             John Doe
          Treasurer
      (4) ABC Corp. Profit Sharing            John Doe, Trustee
          Plan
    Trust Account
      (1) ABC Trust                           Jane B. Doe, Trustee
      (2) Jane B. Doe, Trustee u/t/d          Jane B. Doe
          12/28/78
    Custodial or Estate Account
      (1) John B. Smith, Cust. f/b/o          John B. Smith
          John B. Smith, Jr. UGMA
      (2) Estate of John B. Smith             John B. Smith, Jr., Executor

                                          , 2008
                               JANUS ASPEN SERIES

                      JANUS ASPEN MID CAP VALUE PORTFOLIO

                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                        SPECIAL MEETING OF SHAREHOLDERS

                                PROXY STATEMENT

     This is a Proxy Statement for Janus Aspen Mid Cap Value Portfolio (the "Portfolio"), a series of Janus Aspen Series (the "Trust"). Proxies for a Special Meeting of Shareholders of the Portfolio are being solicited by the Board of Trustees of the Trust (the "Board," the "Board of Trustees" or the "Trustees") to approve the following proposals that have already been approved by the Board:

     Proposal 1:    To approve a new subadvisory agreement between Janus Capital
                    Management LLC ("Janus Capital"), the Portfolio's investment adviser, and Perkins, Wolf, McDonnell and Company, LLC , the
                    Portfolio's current subadviser.

     Proposal 2:    To approve an amended and restated investment advisory
                    agreement between the Trust, on behalf of the Portfolio, and Janus Capital, to reallocate the obligation to compensate any subadviser engaged by Janus Capital.

     The Special Meeting of Shareholders will be held at the JW Marriott Hotel,
150 Clayton Lane, Denver, Colorado 80206, on [          ], 2008 at [10:00 a.m.]
Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (the "Meeting"). Any shareholder of record who owned
shares of the Portfolio as of the close of business on [          ], 2008 (the
"Record Date"), will receive notice of the Meeting and will be entitled to vote at the Meeting.

     At the Meeting, you will be asked to vote on the proposals. You should read the entire Proxy Statement before voting. If you have any questions, please call
our proxy solicitor, [          ], at [1-          ]. The Proxy Statement,
Notice of Special Meeting, and the proxy card(s) are first being mailed to
shareholders and contract owners on or about [          , 2008].

     The Portfolio is available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies ("Participating Insurance Companies"). The Portfolio may also be available to certain qualified retirement plans. Individual contract owners are not the "shareholders" of the Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote shares on the proposals presented at the Meeting.

     THE PORTFOLIO PROVIDES ANNUAL AND SEMIANNUAL REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF THE PORTFOLIO'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING A JANUS REPRESENTATIVE AT 1-877-335-2687, VIA THE INTERNET AT WWW.JANUS.COM/INFO, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206.

                             QUESTIONS AND ANSWERS

     The following Questions and Answers are intended to provide an overview of the information provided in this Proxy Statement and to summarize the proposals to be considered at the Meeting, or at any adjournment thereof.

WHAT IS BEING PROPOSED?

     You are being asked to approve a new subadvisory agreement between Janus Capital Management LLC ("Janus Capital"), your Portfolio's investment adviser, and Perkins, Wolf, McDonnell and Company, LLC ("PWM"), your Portfolio's subadviser (the "New Subadvisory Agreement"). A form of the proposed New Subadvisory Agreement is attached as Exhibit A to this Proxy Statement.

     You are also being asked to approve an amended and restated investment advisory agreement between your Portfolio and Janus Capital, which has been amended to provide that Janus Capital would be responsible for compensating PWM for its services, rather than PWM being compensated directly by your Portfolio (the "Amended Advisory Agreement"). A form of the proposed Amended Advisory Agreement is attached as Exhibit B to this Proxy Statement.

     If approved, the Amended Advisory Agreement and the New Subadvisory Agreement will take effect upon consummation of the transaction discussed below, which is anticipated to occur in the third quarter of 2008.

WHAT IS HAPPENING BETWEEN JANUS AND PWM?

     In 2003, Janus Capital Group Inc. ("JCGI" and, collectively with Janus Capital, "Janus") acquired 30% of the outstanding ownership interests of PWM, and also obtained the right to purchase certain additional blocks of the outstanding ownership interests of PWM. The 70% of PWM that is not currently owned by Janus is beneficially owned by several affiliates of PWM, including certain employees of PWM and members of their respective families (the "Sellers").

     On [          ], 2008, Janus and the Sellers entered into a Unit Purchase
Agreement (the "Purchase Agreement"), according to which Janus will acquire an additional 50% of PWM (the "Pending Acquisition"), pending shareholder approval of various proposals. In connection with the consummation of the Pending Acquisition, PWM will change its name to "Perkins Investment Management LLC." Under the Purchase Agreement, certain current owners of PWM have retained a 20% beneficial interest in PWM. Janus, however, has the right to acquire all or a portion of that retained interest under certain circumstances.

     Janus expects PWM to serve as its domestic value equity investment platform (the "Value Platform"). Management of the Value Platform will be ultimately determined by a Board of Directors of PWM, which will be controlled by Janus. This Board of Directors is separate and distinct from the Board of Trustees of the Portfolio.

HOW WILL THE TRANSACTION BETWEEN JANUS AND PWM AFFECT MY PORTFOLIO?

     Consummation of the Pending Acquisition is not expected to have any material impact on the principal investment policies, strategies, or risks of the Portfolio. Your current subadviser, including your current Portfolio Managers, will still be responsible for the day-to-day management of your Portfolio immediately following the transaction. In addition, the management fee rate paid by your Portfolio will not change as a result of the Pending Acquisition.

     After the closing of the Pending Acquisition, the Portfolio intends to change its name to "Janus Aspen Perkins Mid Cap Value Portfolio."

WHY AM I BEING ASKED TO APPROVE A NEW SUBADVISORY AGREEMENT?

     Under the Investment Company Act of 1940, as amended (the "1940 Act"), the structure of the Pending Acquisition could be deemed an "assignment" of the current subadvisory agreement between Janus Capital and PWM, which automatically terminates the current subadvisory agreement and requires approval of a new subadvisory agreement if PWM is to continue to serve as subadviser. The proposed New Subadvisory Agreement is substantially similar to the current subadvisory agreement. The Board of Trustees has approved the New Subadvisory Agreement and authorized submission of the agreement to shareholders for approval.

WHY AM I BEING ASKED TO APPROVE AN AMENDED AND RESTATED ADVISORY AGREEMENT?

     The Amended Advisory Agreement for your Portfolio will reallocate, from your Portfolio to Janus Capital, the obligation to compensate any subadviser engaged by Janus Capital for its services as subadviser. Under the current and proposed subadvisory relationship, PWM would continue to act as subadviser. The proposed amendment to the current advisory agreement requires your approval of an Amended Advisory Agreement.

WHAT IS THE RECOMMENDATION OF THE BOARD OF TRUSTEES?

     The Board of Trustees recommends that you vote "FOR" the proposals.

WHO WILL PAY FOR THE PROXY SOLICITATION?

     Janus Capital and PWM will jointly bear the costs associated with the Meeting and the proxy solicitation. Neither you nor your Portfolio will bear any of those costs.

WHAT WILL HAPPEN IF SHAREHOLDERS OF THE PORTFOLIO DO NOT APPROVE THE PROPOSALS?

     If shareholders of the Portfolio do not approve the proposals, the current investment advisory and subadvisory agreements will remain in effect with respect to your Portfolio. The Board of Trustees will take such action as it deems to be in the best interest of the Portfolio, including potentially soliciting additional proxies.

WHO IS ELIGIBLE TO VOTE?

     Shareholders of record who owned shares of the Portfolio at the close of
business on           , 2008 (the "Record Date") will be entitled to be present
and vote at the Meeting. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value owned on all matters presented at the Meeting.

HOW DO I VOTE MY SHARES?

     You can vote in any one of four ways:

     - BY MAIL, by sending the enclosed proxy card(s) (signed and dated) in the enclosed envelope;
     - BY INTERNET, by going to the website listed on your proxy card;
     - BY TELEPHONE, using the toll-free number listed on your proxy card; or
     - IN PERSON, by attending the Special Meeting of Shareholders on
       [          , 2008] (or any adjournment or postponement thereof).

     Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

     It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response within a few weeks, you may
be contacted by [          ], the proxy solicitor engaged by Janus Capital, who
will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the New Subadvisory Agreement or the Amended Advisory Agreement by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek additional votes.

IF I SEND MY VOTE IN NOW AS REQUESTED, CAN I CHANGE IT LATER?

     Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206; (ii) submitting a subsequently executed proxy vote; or (iii) attending the Meeting and voting in person.

     Even if you plan to attend the Meeting, we ask that you return your proxy. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the proposals.

WHAT IS THE REQUIRED VOTE TO APPROVE THE PROPOSALS?

     Approval of each proposal will require the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio within the meaning of the 1940 Act. A "majority of the outstanding voting securities" means the lesser of
(i) 67% or more of the shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares (a "1940 Act Majority"). One-third of the outstanding shares entitled to vote shall constitute a quorum.

     Additionally, implementation of the New Subadvisory Agreement and the Amended Advisory Agreement is contingent upon approval of both Proposals within this Proxy Statement, as well as approval of the same proposals by shareholders of Janus Mid Cap Value Fund and Janus Adviser Mid Cap Value Fund, which are series, respectively, of Janus Investment Fund ("JIF") and Janus Adviser Series ("JAD"), other registered investment companies advised by Janus Capital. Each of those separate proposals is described in other proxy statements. In addition, implementation of each Proposal is contingent upon the closing of the Pending Acquisition and other conditions as described in the Purchase Agreement or otherwise agreed to by Janus Capital and PWM.

WHO SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

     Please call [          ], the proxy solicitor for the Portfolio, at
[1-          ].

                                   PROPOSAL 1

                  APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN
                             JANUS CAPITAL AND PWM

INTRODUCTION

     PWM currently serves as subadviser to the Portfolio pursuant to a subadvisory agreement between PWM and Janus Capital, dated July 1, 2004 (together with any amendments thereto, the "Current Subadvisory Agreement" or "Agreement").

     In 2003, JCGI acquired 30% of the outstanding ownership interests of PWM, and also obtained the right to purchase certain additional blocks of the outstanding ownership interests of PWM. The 70% of PWM that is not currently owned by Janus is beneficially owned by several affiliates of PWM, including certain employees of PWM and members of their respective families.

     On [          ], 2008, Janus and the Sellers entered into a Purchase
Agreement, pursuant to which Janus will acquire an additional 50% of PWM (as previously defined, the "Pending Acquisition"), pending shareholder approval of various proposals. In connection with the consummation of the Pending Acquisition, PWM will change its name to "Perkins Investment Management LLC." Under the Purchase Agreement, certain current owners of PWM have retained a 20% beneficial interest in PWM. Janus, however, has the right to acquire all or a portion of that retained interest under certain circumstances.

     The 1940 Act requires that an agreement under which a registered investment adviser serves as the subadviser to an investment company must provide for the automatic termination of the agreement in the event of its "assignment" (as defined in the 1940 Act). A sale of a "controlling block" of an investment adviser's voting securities generally is deemed to result in an assignment of the investment adviser's advisory agreements. Because the Pending Acquisition may be deemed to be the sale of a "controlling block" of PWM's voting securities, the consummation of that transaction could result in the assignment and automatic termination of the Current Subadvisory Agreement. Accordingly, the New Subadvisory Agreement between PWM and Janus Capital, on behalf of the Portfolio, is being proposed for approval by shareholders of the Portfolio. A form of the proposed New Subadvisory Agreement is attached to this Proxy Statement as Exhibit A. The terms of the New Subadvisory Agreement are substantially similar in all material respects to the terms of the Current Subadvisory Agreement and are described in this Proxy Statement. The Board of Trustees has authorized the submission of the New Subadvisory Agreement to shareholders of the Portfolio for their approval.

INFORMATION CONCERNING THE SUBADVISER

     PWM, to be renamed "Perkins Investment Management LLC" following the consummation of the Pending Acquisition, is principally located at 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606. PWM is a subsidiary of Janus and is registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). PWM and its predecessor have been in the investment management business since 1984. PWM also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus currently has a 30% ownership stake in PWM. As of March 31, 2008, PWM had
$[          ] in assets under management. It is expected that, immediately following the Pending Acquisition, the same investment and senior management personnel will remain responsible for the day-to-day operations of PWM.

     Assuming the closing of the Pending Acquisition, PWM will be 80% owned by Janus, located at 151 Detroit Street, Denver, Colorado 80206, and 20% owned by a
newly formed limited liability company called "[          ]," which in turn will
be owned by certain principal employees of PWM, among others.

     PWM acts as investment adviser or subadviser to other investment companies with investment objectives and strategies similar to those of the Portfolio. Information on those similar investment companies is set forth in Exhibit C to this Proxy Statement.

     PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF THE SUBADVISER. Information regarding the principal executive officers and directors of PWM is set forth below. Unless otherwise noted, the principal address for each person listed below, as it relates to his duties with PWM, is the same as that of PWM.

NAME                            POSITION WITH PWM
----                            -----------------
Robert Perkins................  President, Manager
Gregory Wolf..................  Chief Operating Officer
N. Theodore Hans..............  Chief Compliance Officer
Jeffrey Kautz.................  Chief Investment Officer, Manager
Gary Black*...................  Manager

---------------

* Principal address is 151 Detroit Street, Denver, Colorado 80206.

     Following the consummation of the Pending Acquisition, the composition of the seven-person Board of Directors of PWM will consist of three representatives from PWM and four representatives from Janus Capital.

COMPARISON OF THE CURRENT AND NEW SUBADVISORY AGREEMENTS

     The Current Subadvisory Agreement and the New Subadvisory Agreement are substantially similar, except for the proposed reallocation to Janus Capital of the obligation to compensate PWM, or any subadviser engaged by Janus Capital. Differences also include dates of execution and termination provisions, and the New Subadvisory Agreement reflects the new name of PWM as "Perkins Investment Management LLC." A description of the Current and New Subadvisory Agreements follows.

     Subadvisory Services. Under the terms of the Current Subadvisory Agreement, PWM: (i) manages the investment operations of the Portfolio; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Portfolio, its condition, investment decisions and considerations; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Portfolio; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports. Additionally, PWM determines what securities and other assets of the Portfolio will be acquired, held, disposed of or loaned, in conformity with the investment objectives, policies, and restrictions established by the Trustees and set forth in the Trust's registration statement.

     The terms of the New Subadvisory Agreement relating to the provision of such advisory services are the same as those of the Current Subadvisory Agreement.

     Compensation. In return for the services provided, PWM is entitled to receive a subadvisory fee, paid by the Portfolio, that is accrued daily and payable monthly at an annual rate equal to 50% of the investment advisory fee otherwise payable by the Portfolio to Janus Capital (calculated after any applicable performance fee adjustments, fee waivers, and expense reimbursements). Under the Current Subadvisory Agreement, the Portfolio pays the subadvisory fee directly to PWM. Under the New Subadvisory Agreement, Janus Capital, and not the Portfolio, pays PWM its subadvisory fee.

     The compensation payable by the Portfolio to Janus Capital is described below under Proposal 2.

     During the most recent fiscal year ended December 31, 2007, the Portfolio paid subadvisory fees of $243,220 to PWM. If the New Subadvisory Agreement had been in effect, PWM would have received the same amount of fees except those fees would have been paid by the Portfolio to Janus Capital and Janus Capital in turn would have paid PWM.

     Liability. The Current Subadvisory Agreement provides that PWM, and any affiliate of PWM performing services for the Portfolio contemplated thereunder (including any managers, members, owners, directors, and officers of PWM and such affiliates), shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of their respective duties, or by reason of reckless disregard of their respective obligations and duties under the Agreement, and except to the extent otherwise provided by law.

     The provisions of the New Subadvisory Agreement with respect to liability are the same as those of the Current Subadvisory Agreement.

     Termination of the Agreement. The Current Subadvisory Agreement terminates automatically in the event of its assignment or upon the termination of the investment advisory agreement with Janus Capital. The Current Subadvisory Agreement may be terminated, without penalty, either by the vote of a 1940 Act Majority of the Portfolio's outstanding voting securities or by the Board, upon 60 days' written notice to PWM. The Current Subadvisory Agreement may also be terminated, without penalty, by Janus Capital or the Trust: (i) by giving 60 days' written notice of termination to PWM; (ii) if PWM materially breaches any of the representations and warranties set forth in the Agreement and such breach is not cured within 20 days' of notice thereof; or (iii) if PWM becomes unable to discharge its duties and obligations under the Agreement. Additionally, the Agreement may be terminated by PWM (i) upon a material breach by Janus Capital of any of the obligations set forth in the Agreement, if such breach is not cured within 20 days after notice thereof, or (ii) upon three years' written notice.

     The New Subadvisory Agreement also terminates automatically in the event of its assignment or upon termination of the Portfolio's investment advisory agreement. The New Subadvisory Agreement may be terminated at any time, without penalty, either by the shareholders of the Portfolio acting by vote of at least a majority of its outstanding voting securities, or by the Trustees, provided in either case that 90 days' advance written notice of termination be given to PWM at its principal place of business. The New Subadvisory Agreement may also be terminated (i) by Janus Capital or by PWM at any time, without penalty, by giving 90 days' advance written notice of termination to the other party, or
(ii) by Janus Capital or the Trust, without advance notice, if PWM becomes unable to discharge its duties and obligations under the New Subadvisory Agreement.

     Additional Information. Each Trustee is an "Independent Trustee," meaning that he or she is not an "interested person" (as defined by the 1940 Act) of the Trust. The Current Subadvisory Agreement, dated July 1, 2004, as amended June 14, 2006, was last submitted to shareholders for approval on March 7, 2003 in connection with the reorganization of the Portfolio from another fund complex into the Janus fund complex. At a meeting of the Trustees held on December 14, 2007, the Trustees approved the continuation of the Current Subadvisory Agreement. The Portfolio's Current Subadvisory Agreement continues in effect until February 1, 2009, and thereafter from year to year as long as such continuance is approved at least annually by a majority of the Independent Trustees, and by either a majority of the outstanding voting securities of the Portfolio or the Board of Trustees. In conjunction with their approval of the continuance of the Current Subadvisory Agreement, the Board noted that at a meeting held on November 6, 2007, they had previously approved the New Subadvisory Agreement and that such new agreement would not take effect unless approved by shareholders. A discussion of the Board's considerations and recommendations concerning the New Subadvisory Agreement at the November 6, 2007 board meeting follows below.

     The New Subadvisory Agreement is contingent upon, and will become effective upon consummation of, the closing of the Pending Acquisition, subject to certain other conditions. The Current Subadvisory Agreement will be in effect until it terminates in accordance with its terms, including or until the consummation of the transaction between PWM and Janus. If approved, the New Subadvisory Agreement will be in effect for an initial term ending on February 1, 2009, and may continue in effect thereafter from year to year if such continuance is specifically approved at least annually by either the Board of Trustees or the affirmative vote of a 1940 Act Majority of the outstanding voting securities of the Portfolio and, in either event, by the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose.

BOARD APPROVAL AND RECOMMENDATION

     The Trustees of Janus Aspen Series, all of whom are Independent Trustees and none of whom has ever been affiliated with Janus Capital or PWM, considered the New Subadvisory Agreement for the Portfolio. In the course of their consideration of the New Subadvisory Agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital and PWM in response to requests of the Independent Trustees and their counsel. They also considered information provided by their independent fee consultant. Based on their evaluation of that information and other factors, on November 6, 2007, the Independent Trustees approved the New Subadvisory Agreement, subject to shareholder approval.

     In considering whether to approve the New Subadvisory Agreement, the Board of Trustees noted that, except for the proposed reallocation to Janus Capital of the obligation to pay compensation to the subadviser, the New Subadvisory Agreement is substantially similar to the Current Subadvisory Agreement, which was most recently approved by them at a meeting held on December 20, 2006. The Board also met with representatives of PWM and considered the information provided by Janus Capital in preparation for the Trustees' consideration of advisory contracts at their meetings held in December 2007. The Board took into account the investment performance of PWM as subadviser to the Portfolio and concluded that such performance was acceptable. The Board considered information regarding the Pending Acquisition, including the allocation of control between Janus and the other beneficial owners of PWM, and the potential impact of the Pending Acquisition on the finances and operation of PWM. The Board noted that Janus had maintained a substantial ownership interest in PWM since 2003. The Board also noted Janus Capital's intention to build a Value Platform, to maintain the Portfolio's current investment philosophy, and to retain key investment personnel. Certain of these considerations are discussed in more detail below.

  NATURE, EXTENT AND QUALITY OF SERVICES

     The Trustees' analysis of the nature, extent, and quality of PWM's services to the Portfolio took into account the investment objective and strategies of the Portfolio and the knowledge the Trustees gained from their regular meetings with

PWM throughout prior years with respect to the Portfolio. In addition, the Trustees reviewed PWM's resources and key personnel, especially those who would be providing investment management services to the Portfolio. The Trustees also considered other services to be provided to the Portfolio by PWM. Janus Capital advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Portfolio as a result of the Pending Acquisition or New Subadvisory Agreement.

     The Trustees concluded that the subadvisory relationship and arrangement was not expected to adversely affect the nature, extent or quality of services provided to the Portfolio, and that the Portfolio would continue to benefit from services provided under the New Subadvisory Agreement. They also concluded that the quality of PWM's services to the Portfolio has been adequate. In reaching their conclusions, the Trustees considered: (i) information provided by Janus Capital and PWM in connection with the Trustees' consideration of the New Subadvisory Agreement; (ii) the key factors identified in materials previously provided to the Trustees by their independent counsel; (iii) that the New Subadvisory Agreement will not cause any change in the portfolio managers who handle the day-to-day management responsibilities for the Portfolio; and (iv) that there will be no change in the overall investment strategies of the Portfolio. They also concluded that PWM's financial condition was sound.

  COSTS OF SERVICES PROVIDED

     The Trustees considered the subadvisory fee rate and fee structure under the New Subadvisory Agreement, as well as the overall fee structure of the Portfolio. The Trustees examined the fee information and expenses for the Portfolio in comparison to information for other comparable funds, as provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data. In reviewing the data, the Trustees noted that, under the terms of the proposed Amended Advisory Agreement, the Portfolio's expense structure would now include payment to only Janus Capital for investment management services, as opposed to payment to both Janus Capital and PWM.

     The Trustees considered the methodology used by PWM in determining compensation payable to its portfolio managers and the competition for investment management talent. The Trustees also considered that there will be no change to the overall fees paid by the Portfolio or services provided to the Portfolio.

     The Trustees concluded that the estimated overall expense ratio of each class of shares of the Portfolio, taking into account any expense limitations, was comparable to or more favorable than the median expense ratios of its peers, and that the fees that the Portfolio will pay to Janus Capital (a portion of which Janus Capital will pay to PWM) are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers and subadvisers for managing comparable mutual funds with similar strategies.

  INVESTMENT PERFORMANCE

     The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio's benchmark index. They concluded that the performance of the Portfolio was acceptable under current market conditions. Although the performance of the Portfolio may have lagged the benchmark index for certain periods, the Trustees also concluded that Janus Capital and PWM had taken appropriate steps to address those instances of underperformance.

  BENEFITS DERIVED FROM THE RELATIONSHIP WITH PWM

     The Trustees also considered benefits that would accrue to the Portfolio from its relationship with PWM. The Trustees concluded that, other than the services to be provided by PWM pursuant to the New Subadvisory Agreement and the fee to be paid indirectly by the Portfolio for such services, the Portfolio, Janus Capital, and PWM may potentially benefit from their relationship with one another in other ways. They also concluded that success of their relationship could attract other business to Janus Capital and PWM or to other Janus funds, and that the success of Janus Capital and PWM could enhance each firm's ability to serve the Portfolio.

     After full consideration of the above factors, as well as other factors, the Trustees concluded that approving the New Subadvisory Agreement was in the best interest of the Portfolio and its shareholders. The Trustees voted to approve the New Subadvisory Agreement and to recommend it to shareholders for their approval.

REQUIRED VOTE

     Approval of the New Subadvisory Agreement requires the affirmative vote of a 1940 Act Majority of the Portfolio, all share classes voting together as a single class. Approval of Proposal 1 is contingent upon the approval of both Proposals within this Proxy Statement, as well as upon the approval of the same proposals by shareholders of Janus Mid Cap Value Fund, a series of JIF, and Janus Adviser Mid Cap Value Fund, a series of JAD. Implementation of the New Subadvisory Agreement is also contingent upon the closing of the Pending Acquisition in addition to other conditions as described in the Purchase Agreement or otherwise agreed to by Janus Capital and PWM. If shareholders of the Portfolio do not approve the Proposal, or if any other contingency is not met, the Current Subadvisory Agreement will remain in effect and the Board of Trustees will take such further action as it deems to be in the best interest of the Portfolio and its shareholders.

     THE INDEPENDENT TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" APPROVAL OF THE NEW SUBADVISORY AGREEMENT.

                                   PROPOSAL 2

              APPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY
               AGREEMENT BETWEEN YOUR PORTFOLIO AND JANUS CAPITAL

INTRODUCTION

     Janus Capital currently serves as investment adviser to the Portfolio pursuant to an investment advisory agreement between the Trust, on behalf of the Portfolio, and Janus Capital, dated July 1, 2004 (together with any amendments thereto, the "Current Advisory Agreement").

     In conjunction with Janus Capital's Pending Acquisition of a greater ownership interest in its affiliated investment adviser, PWM, Janus Capital undertook a review of the structure of the advisory relationships currently in place between Janus Capital, PWM and the Janus funds subadvised by PWM, including the Portfolio. The proposed Amended Advisory Agreement would reallocate the obligation to compensate PWM for its services as subadviser from your Portfolio to Janus Capital. The proposed change is in line with subadvisory payment structures in the industry and allows Janus Capital to move to a more cohesive operating platform with respect to its subadvised funds, including the Portfolio.

     The 1940 Act requires a vote of shareholders on matters that might have a material effect on shareholders and their investments. Because the proposed reallocation of the obligation to compensate PWM may be deemed to be a material change to the Current Advisory Agreement, you are being asked to approve an Amended Advisory Agreement for your Portfolio. A form of the proposed Amended Advisory Agreement is attached to this Proxy Statement as Exhibit B. Except for the reallocation of the obligation to pay a subadviser, the proposed Amended Advisory Agreement is substantially similar in all material respects to the Current Advisory Agreement. The Board of Trustees has authorized the submission of the Amended Advisory Agreement to the Portfolio's shareholders for approval.

INFORMATION CONCERNING THE ADVISER

     Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, serves as investment adviser to the Portfolio. Janus Capital is a direct subsidiary of JCGI, a publicly traded company with principal operations in financial asset management businesses that had $187.6 billion in assets under management as of March 31, 2008. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. Certain employees of Janus Capital and/or its affiliates serve as officers of the Trust. Certain officers of the Trust are shareholders of JCGI.

     Janus Capital (together with its predecessors) has served as an investment adviser since 1970. As of March 31, 2008, the Janus funds that Janus Capital advises consisted of 74 portfolios offering a broad range of investment objectives.

Janus Capital also serves as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

     Janus Capital acts as investment adviser or subadviser to other investment companies with investment objectives and strategies similar to those of the Portfolio. Information on those similar investment companies is set forth in Exhibit C to this Proxy Statement.

     Principal Executive Officers and Directors of the Adviser. The principal executive officers and directors of Janus Capital and their principal occupations are included in Exhibit D to this Proxy Statement.

COMPARISON OF THE CURRENT AND AMENDED ADVISORY AGREEMENTS

     Other than as described below, the terms of the Current Advisory Agreement and the Amended Advisory Agreement are substantially similar. Differences also include the dates of execution and renewal. The same advisory services will be provided under the Amended Advisory Agreement as are provided under the Current Advisory Agreement. A brief description of the Current and Amended Advisory Agreements, noting any differences, follows.

     Advisory Services. The terms of the advisory services are the same under the Current Advisory Agreement and the Amended Advisory Agreement.

     Janus Capital provides the Portfolio with continuing investment management services. Janus Capital is responsible for the day-to-day management of the Portfolio and for providing continuous investment advice regarding the purchase and sale of securities held by the Portfolio, subject to (i) the Trust's Amended and Restated Trust Instrument and Bylaws; (ii) the investment objectives, policies and restrictions set forth in the Portfolio's registration statement;
(iii) the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended; and (iv) such other policies and instructions as the Trustees may from time to time determine. As permitted under the Current and Amended Advisory Agreements, Janus Capital has delegated these responsibilities to PWM. Janus Capital maintains a supervisory role with respect to such delegation.

     Janus Capital provides office space for the Portfolio and pays the salaries, fees, and expenses of all Portfolio officers (sharing certain expenses and salaries for the Portfolio's Chief Compliance Officer and other compliance-related personnel as authorized by the Trustees from time to time). Janus Capital is also authorized to perform or delegate to others, such as PWM, to perform certain administrative and other services and is responsible for the other business affairs of the Portfolio. Janus Capital also provides certain administrative services to the Portfolio as described under "Additional Information About the Portfolio -- Other Portfolio Service Providers" in this Proxy Statement.

     The Portfolio pays all expenses incidental to its organization, operations and business not specifically assumed by Janus Capital or PWM, including custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings, reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating sale of Portfolio shares. Information concerning services provided by Janus Distributors LLC ("Janus Distributors"), the Portfolio's distributor, and Janus Services LLC ("Janus Services"), the Portfolio's transfer agent, each a wholly-owned subsidiary of Janus Capital, and a description of any fees paid by the Portfolio to Janus Distributors and Janus Services, is included under "Additional Information About the Portfolio -- Other Portfolio Service Providers" in this Proxy Statement.

     Compensation. The investment advisory fee rate payable by the Portfolio to Janus Capital is the same under the Current Advisory Agreement and the Amended Advisory Agreement. In return for the services provided to the Portfolio under the Current and Amended Advisory Agreements, the Portfolio pays a performance-based investment advisory fee. This fee consists of two components: (1) a base fee calculated by applying the contractual fixed rate of 0.64% to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although when the Portfolio's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period equals the time that has elapsed since the performance-based fee structure took effect. The Portfolio's performance fee structure was effective in February 2006, with the first Performance Adjustment implemented in February 2007. Therefore, the performance measurement period began February 2006 and will add a month to each period until February 2009, at which time the performance measurement period will continue on a rolling 36-month basis.

     The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by the Portfolio, depending on the investment performance of the Portfolio relative to its benchmark index, the Russell Midcap(R) Value Index, over the performance measurement period. No Performance Adjustment is applied unless the difference between the Portfolio's investment performance and the cumulative investment record of the Russell Midcap(R) Value Index is 0.50% or greater (positive or negative) during the applicable performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Russell Midcap(R) Value Index does not have any fees or expenses. Reinvestment of dividends and distribu-tions are included in calculating the performance of both the Portfolio and the Russell Midcap(R) Value Index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.

     The investment performance of the Portfolio's Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Portfolio's Service Shares against the cumulative investment record of the Russell Midcap(R) Value Index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of the Portfolio.

     Although the performance fee structure described above is the same under both the Current Advisory Agreement and the Amended Advisory Agreement, the party obligated to pay any subadviser differs. Under the Current Advisory Agreement, the Portfolio is obligated to pay 50% of the investment advisory fee to Janus Capital and 50% to any subadviser. Under the Amended Advisory Agreement, the Portfolio pays the entire investment advisory fee to Janus Capital and Janus Capital in turn pays 50% of that fee to any subadviser.

     Janus Capital has agreed by contract to waive the advisory fee payable by the Portfolio in an amount equal to the amount, if any, by which the Portfolio's normal operating expenses in any fiscal year exceed 1.24%, including the investment advisory fee, but excluding any class-specific distribution and shareholder servicing fees, as well as administrative services fees applicable to Service Shares, and items not normally considered operating expenses, such as brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the Performance Adjustment applies may affect the Performance Adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. Unless terminated, revised, or extended, the Portfolio's expense limit will be in effect until May 1, 2009.

     During the most recent fiscal year ended December 31, 2007, the Portfolio paid advisory fees to Janus Capital of $243,220 and subadvisory fees to PWM of $243,220. If the Amended Advisory Agreement had been in effect, Janus Capital would have received $486,439, of which Janus Capital would have paid PWM $243,220, the same amount PWM received under the Current Advisory Agreement.

     Liability. The Portfolio's Current Advisory Agreement and the Amended Advisory Agreement each provide that Janus Capital shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement, and except to the extent otherwise provided by law.

     Termination of the Agreement. The Portfolio's Current Advisory Agreement and the Amended Advisory Agreement each continue in effect from year to year so long as such continuance is specifically approved annually by a majority of the Portfolio's Independent Trustees, and by either a 1940 Act Majority of the outstanding voting securities of the Portfolio or the Board of Trustees, cast in person at a meeting called for such purpose. The Current and Amended Advisory Agreement each: (i) may be terminated, without penalty, by the Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the vote of a 1940 Act Majority of the outstanding voting securities of the Portfolio.

     Additional Information. The Current Advisory Agreement, dated July 1, 2004, as amended February 1, 2006 and June 14, 2006, was last submitted to shareholders on January 9, 2006 for approval of the current performance-based investment advisory fee structure. At a meeting of the Trustees held on December 14, 2007, the Trustees approved the continuation of the Current Advisory Agreement through February 1, 2009. In conjunction with their approval of the continuance of the Current Advisory Agreement, the Board noted that at a meeting held on November 6, 2007, they had previously approved the Amended Advisory Agreement and that such new agreement would not take effect unless approved by shareholders. A discussion of the Board's considerations and recommendations concerning the Amended Advisory Agreement at the November 6, 2007 board meeting follows below.

     The implementation of the Amended Advisory Agreement is contingent upon, and will become effective upon consummation of, the closing of the Pending Acquisition, subject to certain other conditions. The Current Advisory Agreement will be in effect until it terminates in accordance with its terms, including or until the consummation of the transaction between PWM and Janus. If approved, the Amended Advisory Agreement will be in effect for an initial term ending on February 1, 2009, and may continue in effect thereafter from year to year if such continuation is specifically approved at least annually by either the Board of Trustees or the affirmative vote of a 1940 Act Majority of the outstanding voting securities of the Portfolio and, in either event, by the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose.

BOARD APPROVAL AND RECOMMENDATION

     The Trustees considered the Amended Advisory Agreement for the Portfolio. In the course of their consideration of the Amended Advisory Agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Independent Trustees and their counsel. They also considered information provided by their independent fee consultant. Based on their evaluation of that information and other factors, on November 6, 2007, the Independent Trustees approved the Amended Advisory Agreement, subject to shareholder approval.

     In considering whether to approve the Amended Advisory Agreement, the Board of Trustees noted that, except for the proposed reallocation to Janus Capital of the obligation to pay compensation to any subadviser, the Amended Advisory Agreement is substantially similar to the Current Advisory Agreement, which was most recently approved by them at a meeting held on December 20, 2006. The Board also met with representatives of Janus Capital and considered information provided by Janus Capital in preparation for the Trustees' consideration of advisory contracts at their meetings held in December 2007. The Board took into account the services provided by Janus Capital in its capacity as investment adviser to the Portfolio and concluded that the services provided were acceptable. Certain of these considerations are discussed in more detail below.

  NATURE, EXTENT AND QUALITY OF SERVICES

     The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital, taking into account the investment objective and strategies of the Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Portfolio. In addition, the Trustees reviewed the resources and key personnel of Janus Capital, especially those who provide investment management services to the Portfolio. The Trustees also considered other services provided to the Portfolio by Janus Capital. Janus Capital also advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Portfolio as a result of the Amended Advisory Agreement.

     The Trustees concluded that the advisory relationship and arrangement was not expected to adversely affect the nature, extent or quality of services provided to the Portfolio, and that the Portfolio would continue to benefit from services provided under the Amended Advisory Agreement. They also concluded that the quality of Janus Capital's services to the Portfolio has been adequate. In reaching their conclusions, the Trustees considered: (i) information provided by Janus Capital for their consideration of the Amended Advisory Agreement; (ii) the key factors identified in materials previously provided to the Trustees by their independent counsel; and (iii) the reasonableness of the fees payable by shareholders of the Portfolio. They also concluded that Janus Capital's financial condition was sound.

  COSTS OF SERVICES PROVIDED

     The Trustees considered the fee structure under the Amended Advisory Agreement, as well as the overall fee structure of the Portfolio. The Trustees examined the fee information and expenses for the Portfolio in comparison to information for other comparable funds, as provided by Lipper. In reviewing the data, the Trustees noted that the Portfolio's expense structure would now include payment only to Janus Capital for investment management services, as opposed to payment to both Janus Capital and PWM.

     The Trustees considered the structure by which Janus Capital and PWM would be paid for their services. The Trustees also considered the overall fees of the Portfolio for services provided to the Portfolio.

     The Trustees concluded that the estimated overall expense ratio of each class of shares of the Portfolio, taking into account any expense limitations, was comparable to or more favorable than the median expense ratios of its peers, and that the fees that the Portfolio will pay to Janus Capital (a portion of which Janus Capital will pay to PWM) are reasonable in relation to the nature and quality of the services to be provided, taking into consideration the fees charged by other advisers and subadvisers for managing comparable mutual funds with similar strategies.

  PERFORMANCE OF THE PORTFOLIO

     The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio's benchmark index. They concluded that the performance of the Portfolio was acceptable under current market conditions. Although the performance of the Portfolio may have lagged the benchmark index for certain periods, the Trustees also concluded that Janus Capital and PWM, as the Portfolio's subadviser, had taken appropriate steps to address those instances of underperformance.

  OTHER BENEFITS FROM THE RELATIONSHIP WITH JANUS CAPITAL

     The Trustees also considered benefits that would accrue to the Portfolio from its relationship with Janus Capital. The Trustees concluded that, other than the services to be provided by Janus Capital pursuant to the Amended Advisory Agreement and the fees to be paid by the Portfolio for such services, the Portfolio, Janus Capital and PWM may potentially benefit from their relationship with one another in other ways. They also concluded that success of their relationship could attract other business to Janus Capital and PWM or to other Janus funds, and that the success of Janus Capital and PWM could enhance each firm's ability to serve the Portfolio.

     After full consideration of the above factors, as well as other factors, the Trustees concluded that approving the Amended Advisory Agreement was in the best interest of the Portfolio and its shareholders. The Trustees, all of whom are

Independent Trustees, voted to approve the Amended Advisory Agreement and to recommend it to shareholders for their approval.

REQUIRED VOTE

     Approval of the Amended Advisory Agreement requires the affirmative vote of a 1940 Act Majority of the Portfolio, all share classes voting together as a single class. Approval of Proposal 2 is contingent upon the approval of both Proposals within this Proxy Statement, as well as upon the approval of the same proposals by shareholders of Janus Mid Cap Value Fund, a series of JIF, and Janus Adviser Mid Cap Value Fund, a series of JAD. Implementation of the Amended Advisory Agreement is also contingent upon the closing of the Pending Acquisition in addition to other conditions as described in the Purchase Agreement or otherwise agreed to by Janus Capital and PWM. If shareholders of the Portfolio do not approve the Proposal, or if any other contingency is not met, the Current Advisory Agreement will remain in effect and the Board of Trustees will take such further action as it deems to be in the best interest of the Portfolio and its shareholders.

     THE INDEPENDENT TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" APPROVAL OF THE AMENDED ADVISORY AGREEMENT.

                   ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

OTHER PORTFOLIO SERVICE PROVIDERS

     Administrator. Janus Capital also serves as administrator to the Portfolio, performing internal accounting, recordkeeping, blue sky monitoring and registration functions of the Portfolio. Janus Capital may be reimbursed by the Portfolio for certain administrative and clerical functions it provides to the Portfolio, as well as for reasonable costs it incurs in performing certain functions. Janus Capital intends to continue to provide the same administrative services after implementation of the proposed New Subadvisory Agreement and the proposed Amended Advisory Agreement.

     Distributor. Janus Distributors, a wholly-owned subsidiary of Janus Capital, located at 151 Detroit Street, Denver, Colorado 80206, is a distributor of the Portfolio pursuant to an Amended and Restated Distribution Agreement between the Trust and Janus Distributors. According to plans adopted pursuant to Rule 12b-1 under the 1940 Act for Service Shares of the Portfolio, Janus Distributors receives a 12b-1 distribution fee from Service Shares at the annual rate of up to 0.25% of the average daily net assets of such shares. Janus Distributors uses the payments to pay insurance companies and qualified service providers for distribution services provided by such service providers. Janus Distributors may retain some or all of the fees it receives from Service Shares, or may pass it through to financial intermediaries in payment for distribution services. Janus Distributors intends to continue to provide the same services after implementation of the proposed New Subadvisory Agreement and the proposed Amended Advisory Agreement.

     Service Shares of the Portfolio paid fees to Janus Distributors in the amount of $171,913 for the fiscal year ended December 31, 2007.

     Transfer Agent. Janus Services, P.O. Box 173375, Denver, Colorado 80207-3375, a wholly-owned subsidiary of Janus Capital, serves as the Portfolio's transfer agent pursuant to an Amended and Restated Transfer Agency Agreement ("Transfer Agency Agreement") between Janus Services and the Trust. Pursuant to the Transfer Agency Agreement, each class of shares of the Portfolio reimburses Janus Services for out-of-pocket expenses incurred by Janus Services in connection with services rendered. In addition, Janus Services may receive from Service Shares of the Portfolio an administrative services fee calculated at an annual rate of up to 0.10% of the average daily net assets of such shares. Such fee compensates Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels. Janus Services may pass through all or a portion of this administrative services fee to third party service providers. Janus Services may also retain a portion of the administrative services fee to cover costs of administering relationships with third party service providers. Janus Services intends to continue to provide the same services after implementation of the proposed New Subadvisory Agreement and the proposed Amended Advisory Agreement.

     Service Shares of the Portfolio paid administrative services fees to Janus Services in the amount of $68,765 for the fiscal year ended December 31, 2007.

                     ADDITIONAL INFORMATION ABOUT THE TRUST

TRUSTEES AND PRINCIPAL EXECUTIVE OFFICERS OF THE TRUST

     The Trustees and principal executive officers of the Portfolio and their principal occupations, including any position(s) with Janus Capital, are set forth in Exhibit E to this Proxy Statement.

OTHER LEGAL REQUIREMENTS UNDER THE 1940 ACT

     Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser (or subadviser) occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control, as long as two conditions are satisfied. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the Portfolio's Board must be Independent Trustees. Currently, the Board of Trustees of the Trust meets this 75% requirement, as 100% of the Board is Independent.

     The second condition specifies that no "unfair burden" may be imposed on the Portfolio as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Portfolio or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Portfolio (other than fees for bona fide principal underwriting services). Janus Capital and PWM have represented to the Board of Trustees that the change in control transaction will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the 1940 Act, on the Portfolio.

                    ADDITIONAL INFORMATION ABOUT THE MEETING

QUORUM AND VOTING

     Shareholders of each class of the Portfolio will vote together at the Meeting. Each holder of a whole or fractional share shall be entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value held in such shareholder's name as of the Record Date. If you are not the owner of record, but are a beneficial owner as a participant in a qualified plan or a contract owner of a variable insurance contract, your qualified plan or insurance company may request that you provide instruction on how to vote the shares you beneficially own. Your qualified plan or insurance company will provide you with additional information.

     One-third of the outstanding shares entitled to vote at the Meeting shall be a quorum for the transaction of business at the Meeting. Any lesser number is sufficient for adjournments. In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a proposal will require the affirmative vote of the holders of a majority of the shares of the Portfolio, present in person or by proxy at the Meeting. The persons named as proxies will vote the proxies for the Portfolio (including broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interest of shareholders of the Portfolio.

     "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Portfolio, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Abstentions and

"broker non-votes" are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to adjournment or a proposal. Accordingly, assuming the presence of a quorum, abstentions and "broker non-votes" will have the effect of a vote against a proposal. Therefore, if your shares are held through a broker or other nominee, it is important for you to instruct the broker or nominee how to vote your shares.

     Approval of each Proposal will require the affirmative vote of a 1940 Act Majority of the Portfolio's shareholders eligible to vote at the Meeting. In addition to the Proposals outlined in this Proxy Statement, shareholders of other funds within the Janus fund complex are receiving similar proxy statements seeking approval for new subadvisory agreements with PWM and amended and restated investment advisory agreements with Janus Capital. Implementation of the agreement referred to in each Proposal in this Proxy Statement is contingent upon the approval of the same proposals by shareholders of Janus Mid Cap Value Fund and Janus Adviser Mid Cap Value Fund, which are series of JIF and JAD, respectively, as described in separate proxy statements. In addition, implementation of each Proposal is contingent upon consummation of the Pending Acquisition and certain other conditions that may be outlined in the Purchase Agreement or otherwise agreed to by Janus Capital and PWM.

SHARE OWNERSHIP

     The following table shows, as of the close of business on the Record Date, the number of outstanding shares and net assets of each class of the Portfolio:

                                       TOTAL NUMBER OF
PORTFOLIO                             SHARES OUTSTANDING   NET ASSETS
---------                             ------------------   ----------
Janus Aspen Mid Cap Value Portfolio
  -- Institutional Shares...........
  -- Service Shares.................
TOTAL...............................

     Shares of the Portfolio are offered for purchase through an insurance contract of a Participating Insurance Company or through a qualified plan. As of
[          ], 2008, all of the outstanding shares of the Portfolio were owned by certain insurance company separate accounts and qualified plans. The percentage ownership of each separate account or qualified plan owning 5% or more of the outstanding shares of each class of the Portfolio as of the Record Date are shown below. To the best knowledge of the Trust, no person beneficially owned more than 5% of the outstanding shares of any class of the Portfolio except as shown below. To the best knowledge of the Trust, entities shown as owning 25% or more of a class of the Portfolio, unless otherwise indicated, are not the beneficial owners of such shares. None of the qualified plans owned 10% or more of the shares of the Trust as a whole.

                                          NUMBER OF   PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER       SHARES         CLASS
------------------------------------      ---------   -------------


     As of the Record Date, the officers and Trustees as a group owned less than 1% of the outstanding shares of the Portfolio.

SOLICITATION OF PROXIES

     The cost of preparing, printing, and mailing the proxy card(s) and this Proxy Statement, and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, will be shared by Janus Capital and PWM. In addition to solicitation by mail, officers and representatives of the Trust, officers and employees of Janus Capital or its affiliates, and certain financial services firms and their representatives, without extra compensation, or a solicitor, may conduct additional solicitations personally, by telephone, or by any other means available.

     Janus Capital has engaged [          ], a professional proxy solicitation
firm, to assist in the solicitation of proxies, at an estimated cost of
$[          ], plus [any out-of-pocket] expenses. Such expenses will be shared by Janus Capital and PWM, with Janus assuming 75% of the expenses and Perkins assuming 25% of the expenses up to $2,500,000 after which Janus will assume 100%
of the expenses. Among other things, [          ] will be: (i) required to
maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

     Insurance companies and qualified plans may be required to forward soliciting material to the beneficial owners of the Portfolio and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by Janus Capital and/or PWM for their expenses, to the extent that Janus Capital or the Portfolio would have directly borne those expenses.

     As the Meeting date approaches, certain shareholders whose votes have not
been received may receive telephone calls from a representative of [          ].
Authorization to permit [          ] to execute proxies may be obtained by
telephonic or electronically transmitted instructions from shareholders of the Portfolio. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Portfolio believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the [          ]
representative is required to ask for each shareholder's full name, address and title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. If the information solicited agrees
with the information provided to [          ], then the [          ]
representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each
proposal. Although the [          ] representative is permitted to answer
questions about the process, he or she is not permitted to recommend to the
shareholder how to vote. The [          ] representative may read any
recommendation set forth in this Proxy Statement. The [          ]
representative will record the shareholder's instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the
shareholder to call [          ] immediately if his or her instructions are not
accurately reflected in the confirmation.

     Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

     Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet session, will, upon request, receive an e-mail confirming their voting instructions.

     If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage-paid envelope provided, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s) may
contact [          ] at [1-          ]. Any proxy given by a shareholder is
revocable until voted at the Meeting.

     Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, will be voted "FOR" the proposals, as described in this Proxy Statement.

     Shares Held by Accounts of Insurance Companies. Shares of the Portfolio may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from its other variable contract holders for that separate account.

PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of the Portfolio's portfolio securities are placed on behalf of the Portfolio by Janus Capital or its agent. Janus Capital places portfolio transactions for the Portfolio solely upon PWM's direction. The Portfolio does not allocate portfolio transactions to broker-dealers on the basis of the sale of Portfolio shares, although brokerage firms whose customers purchase shares of the Portfolio may execute transactions for the Portfolio and receive brokerage commissions.

     During the most recent fiscal year, the Portfolio did not pay any commissions to affiliated broker-dealers.

LEGAL MATTERS

     Information regarding material pending legal proceedings involving Janus Capital, PWM, or the Trust is attached as Exhibit F to this Proxy Statement.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

     The Portfolio is not required, and does not intend, to hold annual shareholder meetings. Under the terms of a settlement reached between Janus Capital and the SEC in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Trust will hold a meeting of shareholders to elect Trustees. Shareholder meetings may be called from time to time as described in the Amended and Restated Trust Instrument and the Bylaws of the Trust.

     Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in the Portfolio's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of the Portfolio shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Portfolio's securities to be voted at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Portfolio of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Portfolio began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the Portfolio's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Portfolio within a reasonable time before the Portfolio begins to print and mail the proxy materials for that meeting.

     A shareholder wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send the written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, within a reasonable time before the Portfolio begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Portfolio began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

SHAREHOLDER COMMUNICATIONS

     The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust's Secretary at the address of the Trust's principal executive office. All such communications received by the Trust's Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Trustees for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     The annual report to shareholders of the Portfolio, including financial statements of the Portfolio, has previously been sent to shareholders. THE PORTFOLIO PROVIDES ANNUAL AND SEMIANNUAL REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF THE PORTFOLIO'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING A JANUS REPRESENTATIVE AT 1-877-335-2687, VIA THE INTERNET AT WWW.JANUS.COM/INFO, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters, in accordance with their best judgment in the interest of the Trust and/or Portfolio.

     PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTE BY INTERNET OR TELEPHONE PROMPTLY. NO POSTAGE IS REQUIRED IF YOU MAIL YOUR PROXY CARD(S) IN THE UNITED STATES.

                                          By order of the Board of Trustees,

                                          /s/ Robin C. Beery

                                          Robin C. Beery
                                          President and Chief Executive Officer
                                          of
                                          Janus Aspen Series

                               INDEX OF EXHIBITS

EXHIBIT A:  Form of New Subadvisory Agreement
EXHIBIT B:  Form of Amended and Restated Investment Advisory
            Agreement
EXHIBIT C:  Other Funds Managed by Janus Capital and PWM with
            Similar Investment Objectives
EXHIBIT D:  Principal Executive Officers and Directors of Janus
            Capital and Their Principal Occupations
EXHIBIT E:  Trustees and Principal Executive Officers of the
            Portfolio and Their Principal Occupations
EXHIBIT F:  Legal Matters

                                                                       EXHIBIT A

                         FORM OF SUB-ADVISORY AGREEMENT

                 [JANUS ASPEN PERKINS ]MID CAP VALUE PORTFOLIO
                        (A SERIES OF JANUS ASPEN SERIES)

     This SUB-ADVISORY AGREEMENT (the "Agreement") is entered into effective as
of the [1st ][          ]day of [July ][          ]200[8][4], by and between
JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("Janus") and PERKINS[, WOLF, McDONNELL AND COMPANY,][ INVESTMENT MANAGEMENT] LLC, a Delaware limited liability company ("[PWM][Perkins]").

     WHEREAS, Janus has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Janus Aspen Series, a Delaware statutory trust (the "Trust") and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to [Janus Aspen Perkins] Mid Cap Value Portfolio, a series of the Trust (the "Fund") pursuant to which Janus has agreed to provide investment advisory services with respect to the Fund; and

     WHEREAS, [Perkins][PWM] is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, Janus desires to retain [Perkins][PWM] to furnish investment advisory services with respect to the Fund, and [Perkins][PWM] is willing to furnish such services;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Duties of [Perkins][PWM.] Janus hereby engages the services of [Perkins][PWM] as subadviser in furtherance of the Advisory Agreement. [Perkins][PWM] agrees to perform the following duties, subject to the oversight of Janus and to the overall control of the officers and the Board of Trustees (the "Trustees") of the Trust:

             (a) [Perkins][PWM] shall manage the investment operations of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or Janus, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and shall direct Janus with respect to the execution of trades in connection with such determinations, in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Trust, on behalf of the Fund, as a regulated investment company;

             (b) [Perkins][PWM] shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or Janus may reasonably require, in order to keep Janus, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of [Perkins][PWM], and the investment considerations which have given rise to those decisions;

             (c) [Perkins][PWM] shall maintain all books and records required to be maintained by [Perkins][PWM ]pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and Janus with such periodic and special reports as the Trustees or Janus reasonably may request. [Perkins][PWM] hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

             (d) [Perkins][PWM] shall submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

             (e) [Perkins][PWM] shall provide Janus with such assistance and advice as Janus may reasonably request as to the manner in which to exercise, on behalf of the Fund, such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, so that Janus may exercise such rights, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;

             (f) At such times as shall be reasonably requested by the Trustees or Janus, [Perkins][PWM] shall provide the Trustees and Janus with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees and Janus any economic, statistical and investment services normally available to similar investment company clients of [Perkins][PWM]; and

             (g) [Perkins][PWM] will provide to Janus for regulatory filings and other appropriate uses materially accurate and complete information relating to [Perkins][PWM] as may be reasonably requested by Janus from time to time and, notwithstanding anything herein to the contrary, [Perkins][PWM] shall be liable to Janus for all damages, costs and expenses, including without limitation reasonable attorney's fees (hereinafter referred to collectively as "Damages"), incurred by Janus as a result of any material inaccuracies or omissions in such information provided by [Perkins][PWM] to Janus, provided, however, that [Perkins][PWM] shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to [Perkins][PWM] by Janus.

          2. Further Obligations. In all matters relating to the performance of this Agreement, [Perkins][PWM] shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and Janus and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Janus agrees to provide to [Perkins][PWM] copies of the Trust's Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and Janus, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

          3. Obligations of Janus. Janus shall have the following obligations under this Agreement:

             (a) To keep [Perkins][PWM] continuously and fully informed (or cause the custodian of the Fund's assets to keep [Perkins][PWM] so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

             (b) To furnish [Perkins][PWM] with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange; [and]

             (c) To furnish [Perkins][PWM] with any further materials or information which [Perkins][PWM] may reasonably request to enable it to perform its function under this Agreement[.][; and]

             [(d) To compensate Perkins for its services in accordance with the provisions of Section 4 hereof.]

          4. Compensation. [For PWM's][Janus shall pay Perkins for its] services under this Agreement, [the Fund shall pay to PWM ]a fee equal to 50% of the advisory fee payable to Janus from the Fund [before reduction of the Janus fee by the amount of the fee payable to PWM ](net of any [performance fee adjustment, ]reimbursement of expenses incurred or fees waived by Janus). [Such fee][Fees paid to Perkins] shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect[ and shall be paid at the same time and in the same amount as the fees payable to Janus]. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which th[e][is] Agreement is effective.

          5. Expenses. [Perkins][PWM] shall pay all its own costs and expenses incurred in rendering its service under this Agreement.

          6. Representations of [Perkins][PWM]. [Perkins][PWM] hereby represents, warrants and covenants to Janus as follows:

             (a) [Perkins][PWM]: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Janus of the occurrence of any event that would disqualify [Perkins][PWM] from serving as an investment adviser of an investment company pursuant to
        Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against [Perkins][PWM] that could have a material adverse effect upon [Perkins][PWM's] ability to fulfill its obligations under this Agreement.

             (b) [Perkins][PWM] has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Janus with a copy of such code of ethics, together with evidence of its adoption[, and any material changes thereto]. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of [Perkins][PWM] shall certify to Janus that [Perkins][PWM] has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of [Perkins][PWM's] code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Janus, [Perkins][PWM] shall permit Janus, its employees or its agents to examine the reports required to be made to [Perkins][PWM] by Rule 17j-1(c)(1) and all other records relevant to [Perkins][PWM's] code of ethics.

             (c) [Perkins][PWM] has provided Janus with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to Janus.

             [(d) PWM will notify Janus of any change in the identity or control of its shareholders owning a 10% or greater interest in PWM, or any change that would constitute a change in control of PWM under the 1940 Act, prior to any such change if PWM is aware, or should be aware, of any such change, but in any event as soon as any such change becomes known to PWM.]

          7. Term. This Agreement shall become effective as of the date first set forth above and shall continue in effect until February 1, 200[7][9] unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, Janus or [Perkins][PWM], cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and
     (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

          8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that [6][9]0 days' advance written notice of termination be given to [Perkins][PWM] at its principal place of business. This Agreement may [also ]be terminated [(i) ]by Janus [or the Trust: (i) by giving][at any time, without penalty by giving] [6][9]0 days' advance written notice of termination to [Perkins][PWM]; (ii) [upon a material breach by PWM of any of the representations and warranties set forth in Section 6 of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach][by Perkins at any time, without penalty by giving 90 days' advance notice to Janus and the Trust, unless Janus or the Trust requests additional time to find a replacement for Perkins, in which case Perkins shall allow the additional time requested by Janus or the Trust not to exceed 90 days' beyond the initial 90 days' notice period unless otherwise agreed to by Janus, the Trust and Perkins]; or (iii) [by Janus or the Trust without advance notice] if [Perkins][PWM] becomes unable to discharge its duties and obligations under this Agreement. [This Agreement may be terminated by PWM at any time, without penalty upon a material breach by Janus of any of the obligations set forth in Section 3 of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach. This Agreement may be terminated by PWM after May 1, 2005 upon three years' written notice. ]In addition, this Agreement shall terminate, without penalty, upon the termination of the Advisory Agreement.

          9. Assignment. This Agreement shall automatically terminate in the event of its assignment.

          10. Amendments. This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or Janus, [Perkins][PWM] or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

          11. Limitation on Personal Liability. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

          12. Limitation of Liability of [Perkins][PWM]. Janus will not seek to hold [Perkins][PWM], and [Perkins][PWM] shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, "[Perkins][PWM]" shall include any affiliate of [Perkins][PWM] performing services for the Fund contemplated hereunder and directors, officers and employees of [Perkins][PWM] and such affiliates.

          13. Activities of [Perkins][PWM.] The services of [Perkins][PWM] hereunder are not to be deemed to be exclusive, and [Perkins][PWM] is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of [Perkins][PWM] to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in [Perkins][PWM] as directors, officers and shareholders of [Perkins][PWM], that directors, officers, employees and shareholders of [Perkins][PWM] are or may become similarly interested in the Trust, and that [Perkins][PWM] may become interested in the Trust as a shareholder or otherwise.

          14. Third Party Beneficiary. The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of [Perkins][PWM] by Janus, the Trust or the Fund shall not diminish or relieve in any way the liability of [Perkins][PWM] for any of its duties and responsibilities under this Agreement.

          15. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

             (a) To Janus at:

                 Janus Capital Management LLC
                 151 Detroit Street
                 Denver, Colorado 80206
                 Attention: General Counsel
                 Phone: (303) 333-3863
                 Fax: (303) 316-5728

             (b) To [Perkins][PWM] at:

                 [Perkins][, Wolf, McDonnell and Company,][ Investment Manage-ment] LLC
                 [310 South Michigan Avenue][311 South Wacker Drive, Suite 6000] Chicago, Illinois 6060[6][4]
                 Attention: President
                 Phone: (312) 922-0355
                 Fax: (312) 922-0418

     (c) To the Trust at:

         Janus Aspen Series
         151 Detroit Street
         Denver, Colorado 80206
         Attention: [General ][Chief Legal ]Counsel

          16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "approved at least annually," and "interested persons" shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

          17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the day and year first above written.

                                          JANUS CAPITAL MANAGEMENT LLC

                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                    ----------------------------
                                          [Loren M. Starr, Chief Financial
                                          Officer And Senior Vice President]

                                          [PERKINS][, WOLF, MCDONNELL AND
                                          COMPANY,] INVESTMENT MANAGEMENT LLC

                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                    ----------------------------

                                          [ACKNOWLEDGEMENT:

                                          The undersigned acknowledges that it
                                          is obligated to compensate PWM for its
                                          services in accordance with the
                                          provisions of Section 4 of this
                                          Agreement.

                                          JANUS ASPEN SERIES on behalf of Mid
                                          Cap Value Portfolio

                                          By:
                                          Girard C. Miller
                                          President and Chief Executive Officer]

                                                                       EXHIBIT B

                               JANUS ASPEN SERIES

                         FORM OF [AMENDED AND RESTATED]

                         INVESTMENT ADVISORY AGREEMENT

                 JANUS ASPEN [PERKINS ]MID CAP VALUE PORTFOLIO

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this
[1st][          ]day of [July][          ], 200[8][4, as amended this 1st day of
February, 2006], between [JANUS ADVISER]JANUS ASPEN SERIES, a Delaware statutory trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                             W I T N E S S E T H :

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Janus Aspen Perkins Mid Cap Value Portfolio (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

     NOW, THEREFORE, the parties agree as follows:

          1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company[ and as a funding vehicle for variable insurance contracts]. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCM, and the investment considerations which have given rise to those recommendations. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM's duties and responsibilities under this Agreement, which subadvisers may be affiliates of JCM.

          3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of or duly appointed subadvisers or affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

          4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

             (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

             (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

             (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; [and]

     (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof[; and.]

             [(e) to compensate any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.]

          5. Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.64% of the average daily closing net asset value of the Fund, adjusted by a performance fee as set forth in Schedule A[ provided that any amounts due pursuant to Section 4(e) above shall be paid directly to such subadviser by the Fund and shall reduce the amount payable to JCM hereunder. ]For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

          6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

             (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; [and]

             (b) Rental of offices of the Trust[; and]

             [(c) Fees of any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.]

          7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

          8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

          9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

          10. Term. This Agreement shall continue in effect until February 1, 200[7][9], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and
     (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

          11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

          12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

          13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

          14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

          15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

          16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

          17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the [amended ]date and year first above written.

                                          JANUS CAPITAL MANAGEMENT LLC

                                          By:
                                              ----------------------------------
                                              [David R. Martin, Chief Financial
                                              Officer and Executive Vice
                                              President]

                                          JANUS ASPEN SERIES

                                          By:
                                              ----------------------------------
                                              [Kelley A. Howes, President and
                                              Chief Executive Officer ]

                                   SCHEDULE A
                             PERFORMANCE ADJUSTMENT

     [Beginning with the Base Fee payable for February 2006 and in month 13 from the amended date of this Agreement, t][T]he Base Fee shall be adjusted monthly based upon the investment performance of the Fund's Service [Class ]Shares ("Class") in relation to the cumulative investment record of the Fund's benchmark, the Russell Midcap Value Index (the "Index"), over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment"). The "Performance Period" is defined as the shorter of (a) the period from [February 1, 2006 ][the date of this Agreement ]through the end of the month for which the fee is being calculated, and (b) the 36 month period preceding the end of the month for which the fee is being calculated [(beginning February 1, 2006).]

     The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Class. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Class and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Class and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.01875% for every full 0.50% increment by which the Class outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.

     For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.

     The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Amended and Restated Trust Instrument, Bylaws and registration statement, each as may be amended from time to time.

     The investment performance of the Class will be the sum of:

          (1) the change in the Class's net asset value ("NAV") per share during the Performance Period; plus

          (2) the value of the Class's cash distributions per share accumulated to the end of the Performance Period; plus

          (3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Class's NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The investment record of the Index will be the sum of:

          (1) the change in the level of the Index during the Performance Period; plus

          (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

     The Trustees have initially designated the Class to be used for purposes of determining the Performance Adjustment. From time to time, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a class of shares of the Fund other than the Class is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares ("Successor Class") is substituted in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.

                                                                       EXHIBIT C

OTHER FUNDS MANAGED BY JANUS CAPITAL AND PWM WITH SIMILAR INVESTMENT OBJECTIVES

     The following table lists certain information regarding funds with similar investment objectives for which Janus Capital and PWM provide investment advisory or subadvisory services. The table shows such fund's asset size as of March 31, 2008, the rate of compensation paid by that fund, and whether Janus Capital has contractually agreed to waive or reduce compensation received from that fund.

                                             ASSET SIZE            ANNUAL RATE OF         FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)          COMPENSATION            REDUCTIONS
----                       ---------       ---------------   --------------------------   --------------
Janus Adviser High-
  Yield Fund.........  Seeks to obtain                         First $300 Million 0.65%    0.90%(1)
                       high current                             Over $300 Million 0.55%
                       income. Capital
                       appreciation is a
                       secondary
                       investment
                       objective when
                       consistent with
                       its primary
                       investment
                       objective.
Janus Adviser Mid Cap
  Value Fund(2)......  Seeks capital                                            0.64%(3)   0.74%(1)
                       appreciation.
Janus Adviser Small
  Company Value
  Fund...............  Seeks capital                                              0.74%    1.00%(1)
                       appreciation.
Janus Aspen Small
  Company Value
  Portfolio..........  Seeks capital                                              0.74%    1.34%(4)
                       appreciation.
Janus High-Yield
  Fund...............  Seeks to obtain                         First $300 Million 0.65%    0.90%(5)
                       high current                             Over $300 Million 0.55%
                       income. Capital
                       appreciation is a
                       secondary
                       investment
                       objective when
                       consistent with
                       its primary
                       investment
                       objective.
Janus Mid Cap Value
  Fund(2)............  Seeks capital                                            0.64%(6)        (7)
                       appreciation.
Janus Small Cap Value
  Fund(2)............  Seeks capital                                              0.72%         (7)
                       appreciation.
Janus Venture Fund...  Seeks capital                                              0.64%         N/A
                       appreciation.

                                             ASSET SIZE            ANNUAL RATE OF         FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)          COMPENSATION            REDUCTIONS
----                       ---------       ---------------   --------------------------   --------------
ING Janus Contrarian
  Portfolio..........  Seeks capital             822.9         First $100 Million 0.45%         N/A
                       appreciation.                            Next $100 Million 0.40%
                                                                Next $200 Million 0.35%
                                                               Next $500 Million 0.325%
                                                                Over $900 Million 0.30%
Ohio National Small
  Cap Growth
  Portfolio..........  Seeks long-term            20.4          First $50 Million 0.65%         N/A
                       capital                                  Next $100 Million 0.60%
                       appreciation.                            Over $150 Million 0.50%
SEI Small/Mid Cap
  Equity Fund........  Seeks long-term           145.4                            0.50%         N/A
                       capital
                       appreciation.
SEI Small Cap Fund...  Seeks capital              73.5                            0.50%         N/A
                       appreciation.
SEI Small Cap Growth
  Fund...............  Seeks long-term            67.6                            0.50%         N/A
                       capital
                       appreciation.

---------------
(1) Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fee (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the limit shown until at least December 1, 2009. The expense limit is described in the respective Statement of Additional Information.
(2) Subadvised by PWC.
(3) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, as of July 31, 2007, was 0.59%.
(4) Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee (applicable to Service Shares), administrative services fee (applicable to Service Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the limit shown until at least May 1, 2009. The expense limit is described in the respective Statement of Additional Information.
(5) Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the limit shown until at least March 1, 2009. The expense waiver is described in the respective Statement of Additional Information.
(6) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, as of October 31, 2007, was 0.58%.
(7) Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund's Institutional Shares until March 1, 2009.

                                                                       EXHIBIT D

                 PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                 JANUS CAPITAL AND THEIR PRINCIPAL OCCUPATIONS

                              JANUS CAPITAL/AFFILIATED          POSITIONS(S) WITH JANUS CAPITAL
NAME                                 ENTITY NAME                     OR AFFILIATED ENTITY
----                          ------------------------          -------------------------------
Robin C. Beery...........  Janus Capital Group Inc.             Chief Marketing Officer and
                                                                Executive Vice President

                           Janus Capital Management LLC         Chief Marketing Officer and
                                                                Executive Vice President

                           Janus Distributors LLC               Executive Vice President

                           Janus Services LLC                   Executive Vice President

                           Enhanced Investment                  Working Director
                           Technologies, LLC

Gary D. Black............  Janus Capital Group Inc.             Chief Executive Officer and
                                                                Director

                           Janus Capital Management LLC         Chief Executive Officer

                           Janus Management Holdings Corp.      President and Director

                           Janus Distributors LLC               Executive Vice President

                           Janus Services LLC                   Executive Vice President

                           Bay Isle Financial LLC               President

                           Enhanced Investment                  Working Director
                           Technologies, LLC

Daniel P. Charles........  Janus Capital Management LLC         Senior Vice President and
                                                                Managing Director of
                                                                JanusIntech Institutional Asset
                                                                Management

                           Janus Distributors LLC               Senior Vice President and
                                                                Managing Director of
                                                                JanusIntech Institutional Asset
                                                                Management

                           Janus Services LLC                   Senior Vice President and
                                                                Managing Director of
                                                                JanusIntech Institutional Asset
                                                                Management

                           Enhanced Investment                  Working Director
                           Technologies, LLC

Jonathan D. Coleman......  Janus Capital Management LLC         Co-Chief Investment Officer and
                                                                Executive Vice President

                              JANUS CAPITAL/AFFILIATED          POSITIONS(S) WITH JANUS CAPITAL
NAME                                 ENTITY NAME                     OR AFFILIATED ENTITY
----                          ------------------------          -------------------------------
Gregory A. Frost.........  Janus Capital Group Inc.             Chief Financial Officer and
                                                                Executive Vice President

                           Janus Capital Management LLC         Chief Financial Officer and
                                                                Executive Vice President

                           Janus Capital Asia Limited           Director and Assistant
                                                                Treasurer

                           Janus Capital International          Director and Assistant
                           Limited                              Treasurer

                           Janus Capital Singapore Pte.         Director
                           Limited

                           Janus Distributors LLC               Chief Financial Officer and
                                                                Executive Vice President

                           Janus Holdings Corporation           Senior Vice President,
                                                                Controller, and Director

                           Janus International Holding LLC      Executive Vice President,
                                                                Controller, and Director

                           Janus Management Holdings Corp.      Chief Financial Officer,
                                                                Executive Vice President, and
                                                                Director

                           Janus Services LLC                   Chief Financial Officer and
                                                                Executive Vice President

                           Bay Isle Financial LLC               Chief Financial Officer and
                                                                Senior Vice President

                           Berger Financial Group LLC           Vice President

                           Capital Group Partners, Inc.         Senior Vice President,
                                                                Controller, and Director

                           Enhanced Investment                  Vice President and Working
                           Technologies, LLC                    Director

Heidi W. Hardin..........  Janus Capital Management LLC         General Counsel, Senior Vice
                                                                President, and Secretary

                           Janus Distributors LLC               General Counsel, Senior Vice
                                                                President, and Secretary

                           Janus Services LLC                   General Counsel, Senior Vice
                                                                President, and Secretary

Kelley Abbott Howes......  Janus Capital Group Inc.             Chief Administrative Officer,
                                                                General Counsel, Executive Vice
                                                                President, and Secretary

                           Janus Capital Management LLC         Chief Administrative Officer
                                                                and Executive Vice President

                           Janus Distributors LLC               Chief Administrative Officer
                                                                and Executive Vice President

                           Janus Management Holdings Corp.      Chief Administrative Officer,
                                                                General Counsel, Executive Vice
                                                                President, Director, and
                                                                Secretary

                           Capital Group Partners, Inc.         Director

                           Enhanced Investment                  Vice President
                           Technologies, LLC

                              JANUS CAPITAL/AFFILIATED          POSITIONS(S) WITH JANUS CAPITAL
NAME                                 ENTITY NAME                     OR AFFILIATED ENTITY
----                          ------------------------          -------------------------------
Dominic C. Martellaro....  Janus Capital Group Inc.             Executive Vice President

                           Janus Capital Management LLC         Executive Vice President

                           Janus Capital Funds Plc              Director

                           Janus Capital Trust Manager          Director
                           Limited

                           Janus Distributors LLC               President

                           Janus Services LLC                   Executive Vice President

Gibson Smith.............  Janus Capital Management LLC         Co-Chief Investment Officer and
                                                                Executive Vice President

                           Janus Distributors LLC               Executive Vice President

                           Janus Services LLC                   Executive Vice President

John Zimmerman(1)........  Janus Capital Group Inc.             Executive Vice President

                           Janus Capital Management LLC         Executive Vice President

                           Janus Distributors LLC               Executive Vice President

                           Janus Services LLC                   Executive Vice President

                           Enhanced Investment                  Working Director
                           Technologies, LLC

---------------

(1) Mr. Zimmerman resigned his positions with Janus Capital Group Inc. and its subsidiaries effective August 2007.

                                                                       EXHIBIT E

                TRUSTEES AND PRINCIPAL EXECUTIVE OFFICERS OF THE
                   PORTFOLIO AND THEIR PRINCIPAL OCCUPATIONS

TRUSTEES

                                                             PRINCIPAL
                           POSITION(S)                      OCCUPATIONS
NAME, ADDRESS,              HELD WITH     LENGTH OF       DURING THE PAST       OTHER DIRECTORSHIPS
AND AGE                   THE PORTFOLIO  TIME SERVED         FIVE YEARS           HELD BY TRUSTEE
------------------------  -------------  ------------  ----------------------  ----------------------
William F. McCalpin.....  Chairman       1/08-Present  Private Investor.       Chairman of the Board
151 Detroit Street                                     Formerly, Vice          and Director of The
Denver, CO 80206          Trustee        6/02-Present  President of Asian      Investment Fund for
DOB: 1957                                              Cultural Council and    Foundations Investment
                                                       Executive Vice          Program (TIP)
                                                       President and Chief     (consisting of 4
                                                       Operating Officer of    funds) and the F.B.
                                                       The Rockefeller         Heron Foundation (a
                                                       Brothers Fund (a        private grantmaking
                                                       private family          foundation).
                                                       foundation)
                                                       (1998-2006).

Jerome S. Contro........  Trustee        11/05-Present General partner of      Chairman of the Board
151 Detroit Street                                     Crosslink Capital, a    and Trustee of RS
Denver, CO 80206                                       private investment      Investment Trust
DOB: 1956                                              firm (since 2008).      (consisting of 40
                                                       Formerly, partner of    funds) (since 2001),
                                                       Tango Group, a private  and Director of
                                                       investment firm         Envysion, Inc.
                                                       (1999-2008).            (internet technology),
                                                                               Lijit Networks Inc.
                                                                               (internet technology),
                                                                               and LogRhythm Inc.
                                                                               (software solutions).

John W. McCarter, Jr....  Trustee        6/02-Present  President and Chief     Chairman of the Board
151 Detroit Street                                     Executive Officer of    and Director of
Denver, CO 80206                                       The Field Museum of     Divergence Inc.
DOB: 1938                                              Natural History         (biotechnology firm);
                                                       (Chicago, IL) (since    Director of W.W.
                                                       1997).                  Grainger, Inc.
                                                                               (industrial
                                                                               distributor); and
                                                                               Trustee of WTTW
                                                                               (Chicago public
                                                                               television station)
                                                                               and the University of
                                                                               Chicago.

Dennis B. Mullen........  Trustee        9/93-Present  Chief Executive         Chairman of the Board
151 Detroit Street                                     Officer of Red Robin    (since 2005) and
Denver, CO 80206                                       Gourmet Burgers, Inc.   Director of Red Robin
DOB: 1943                                              (since 2005).           Gourmet Burgers, Inc.;
                                                       Formerly, private       and Director of Janus
                                                       investor.               Capital Funds Plc
                                                                               (Dublin-based,
                                                                               non-U.S. funds).

                                                             PRINCIPAL
                           POSITION(S)                      OCCUPATIONS
NAME, ADDRESS,              HELD WITH     LENGTH OF       DURING THE PAST       OTHER DIRECTORSHIPS
AND AGE                   THE PORTFOLIO  TIME SERVED         FIVE YEARS           HELD BY TRUSTEE
------------------------  -------------  ------------  ----------------------  ----------------------

James T. Rothe..........  Trustee        1/97-Present  Co-founder and          Director of Red Robin
151 Detroit Street                                     Managing Director of    Gourmet Burgers, Inc.
Denver, CO 80206                                       Roaring Fork Capital
DOB: 1943                                              Management, LLC
                                                       (private investment in
                                                       public equity firm),
                                                       and Professor Emeritus
                                                       of Business of the
                                                       University of
                                                       Colorado, Colorado
                                                       Springs, CO (since
                                                       2004). Formerly,
                                                       Professor of Business
                                                       of the University of
                                                       Colorado (2002-2004);
                                                       and Distinguished
                                                       Visiting Professor of
                                                       Business (2001-2002)
                                                       of Thunderbird
                                                       (American Graduate
                                                       School of
                                                       International
                                                       Management), Glendale,
                                                       AZ.

William D. Stewart......  Trustee        9/93-Present  Corporate Vice          N/A
151 Detroit Street                                     President and General
Denver, CO 80206                                       Manager of MKS
DOB: 1944                                              Instruments -- HPS
                                                       Products, Boulder, CO
                                                       (a manufacturer of
                                                       vacuum fittings and
                                                       valves).

Martin H. Waldinger.....  Trustee        9/93-Present  Private Investor and    N/A
151 Detroit Street                                     Consultant to
Denver, CO 80206                                       California Planned
DOB: 1938                                              Unit Developments
                                                       (since 1994).
                                                       Formerly, CEO and
                                                       President of Marwal,
                                                       Inc. (homeowner
                                                       association management
                                                       company).

Linda S. Wolf...........  Trustee        12/05-Present Retired. Formerly,      Director of Wal-Mart,
151 Detroit Street                                     Chairman and Chief      The Field Museum of
Denver, CO 80206                                       Executive Officer of    Natural History
DOB: 1947                                              Leo Burnett             (Chicago, IL),
                                                       (Worldwide)             Children's Memorial
                                                       (advertising agency)    Hospital (Chicago,
                                                       (2001-2005).            IL), Chicago Council
                                                                               on Global Affairs, and
                                                                               InnerWorkings (U.S.
                                                                               provider of print
                                                                               procurement
                                                                               solutions).

OFFICERS

                                                      TERM OF
                                                    OFFICE* AND
NAME, ADDRESS, AND       POSITION(S) HELD WITH       LENGTH OF       PRINCIPAL OCCUPATIONS
AGE                              FUNDS              TIME SERVED    DURING THE PAST FIVE YEARS
------------------      ------------------------   -------------   --------------------------
Robin C. Beery........  President and Chief        4/08-Present    Executive Vice President
151 Detroit Street      Executive Officer                          and Chief Marketing
Denver, CO 80206                                                   Officer of Janus Capital
DOB: 1967                                                          Group Inc. and Janus
                                                                   Capital; Executive Vice
                                                                   President of Janus
                                                                   Distributors LLC and Janus
                                                                   Services LLC; and Working
                                                                   Director of Enhanced
                                                                   Investment Technologies,
                                                                   LLC. Formerly, President
                                                                   (2002-2007) and Director
                                                                   (2000-2007) of The Janus
                                                                   Foundation; President
                                                                   (2004-2006) and Vice
                                                                   President and Chief
                                                                   Marketing Officer (2003-
                                                                   2004) of Janus Services
                                                                   LLC; and Senior Vice
                                                                   President (2003-2005) and
                                                                   Vice President (1999-2003)
                                                                   of Janus Capital Group
                                                                   Inc. and Janus Capital.
Stephanie Grauerholz-
  Lofton..............  Chief Legal Counsel and    1/06-Present    Vice President and
151 Detroit Street      Secretary                                  Assistant General Counsel
Denver, CO 80206                                                   of Janus Capital, and Vice
DOB: 1970               Vice President             3/06-Present    President and Assistant
                                                                   Secretary of Janus
                                                                   Distributors LLC.
                                                                   Formerly, Assistant Vice
                                                                   President of Janus Capital
                                                                   and Janus Distributors LLC
                                                                   (2006).

Andrew J. Iseman**....  President and Chief        3/07-4/08       Executive Vice President
151 Detroit Street      Executive Officer                          and Chief Operating
Denver, CO 80206                                                   Officer of Janus Capital
DOB: 1964                                                          Group, Inc. and Janus
                                                                   Capital; President of
                                                                   Janus Services LLC; and
                                                                   Director of Capital Group
                                                                   Partners, Inc. Formerly,
                                                                   Senior Vice President of
                                                                   Enhanced Investment
                                                                   Technologies, LLC (2005-
                                                                   2007); Senior Vice
                                                                   President of Janus Capital
                                                                   Group, Inc. (2007) and
                                                                   Janus Capital (2007); and
                                                                   Vice President of Janus
                                                                   Capital (2003-2005) and
                                                                   Janus Services LLC
                                                                   (2003-2004).

                                                      TERM OF
                                                    OFFICE* AND
NAME, ADDRESS, AND       POSITION(S) HELD WITH       LENGTH OF       PRINCIPAL OCCUPATIONS
AGE                              FUNDS              TIME SERVED    DURING THE PAST FIVE YEARS
------------------      ------------------------   -------------   --------------------------

David R. Kowalski.....  Vice President, Chief      6/02-Present    Senior Vice President and
151 Detroit Street      Compliance Officer, and                    Chief Compliance Officer
Denver, CO 80206        Anti-Money Laundering                      of Janus Capital, Janus
DOB: 1957               Officer                                    Distributors LLC, and
                                                                   Janus Services LLC; Chief
                                                                   Compliance Officer of Bay
                                                                   Isle Financial LLC; and
                                                                   Vice President of Enhanced
                                                                   Investment Technologies,
                                                                   LLC. Formerly, Chief
                                                                   Compliance Officer of
                                                                   Enhanced Investment
                                                                   Technologies, LLC (2003-
                                                                   2005); Vice President of
                                                                   Janus Capital (2000-2005),
                                                                   and Janus Services LLC
                                                                   (2004-2005); and Assistant
                                                                   Vice President of Janus
                                                                   Services LLC (2000-2004).

Jesper Nergaard.......  Chief Financial Officer    3/05-Present    Vice President of Janus
151 Detroit Street                                                 Capital. Formerly,
Denver, CO 80206        Vice President,            2/05-Present    Director of Financial
DOB: 1962               Treasurer, and Principal                   Reporting for
                        Accounting Officer                         OppenheimerFunds, Inc.
                                                                   (2004-2005); Site Manager
                                                                   and First Vice President
                                                                   of Mellon Global
                                                                   Securities Services
                                                                   (2003); and Director of
                                                                   Fund Accounting, Project
                                                                   Development, and Training
                                                                   of INVESCO Funds Group
                                                                   (1994-2003).

---------------

 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
** Mr. Iseman resigned his positions with Janus Capital Group Inc. and its subsidiaries effective April 2008.

                                                                       EXHIBIT F

                          LEGAL MATTERS -- TO BE FILED

                               FORM OF PROXY CARD


PROXY                 JANUS ASPEN MID CAP VALUE PORTFOLIO                  PROXY
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD [_____________], 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF JANUS ASPEN SERIES. The undersigned, revoking any previous proxies, hereby appoints Robin C. Beery, Jesper Nergaard, and Stephanie Grauerholz-Lofton or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") of Janus Aspen Mid Cap Value Portfolio to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, CO on [_____________], 2008 at [10:00 a.m.]
Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.





                   [VOTE VIA THE INTERNET:]
                   [VOTE VIA THE TELEPHONE:]





                    NOTE: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or in other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.


                    -----------------------------           --------------------
                    Signature                               Date


                    -----------------------------           --------------------
                    Signature (Joint Owners)                Date




WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE:  [ ]

     - APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN JANUS CAPITAL MANAGEMENT LLC AND PERKINS, WOLF, MCDONNELL AND COMPANY, LLC, WITH RESPECT TO JANUS ASPEN MID CAP VALUE PORTFOLIO.


                FOR    AGAINST    ABSTAIN

                [ ]     [ ]        [ ]



     - APPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT BETWEEN JANUS CAPITAL MANAGEMENT LLC AND JANUS ASPEN SERIES, ON BEHALF OF JANUS ASPEN MID CAP VALUE PORTFOLIO.


                FOR    AGAINST    ABSTAIN

                [ ]     [ ]        [ ]